                            [PICTURE APPEARS HERE]
The Montgomery Funds(SM)


Institutional Series
--------------------

Emerging Markets Portfolio

Annual Report
June 30, 1999


                                                          Invest wisely

                                                ==========================
                                                        Montgomery
                                                   Institutional Series
                                                --------------------------
                                                Emerging Markets Portfolio
                                                --------------------------
                                                   Portfolio Highlights

INVESTMENT REVIEW

Q: How did the Portfolio perform during the year ended June 30, 1999?

A: In an extremely challenging year for emerging markets, the Portfolio returned 9.8% versus a 28.7% return for the benchmark Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. Although this underperformance is disappointing, the Portfolio lost most ground during the difficult market conditions in the second half of 1998. We are pleased to report that by the end of June, our relative performance against the benchmark improved considerably.

Q: What factors contributed to these results?

A: There were a couple of factors. First, the Portfolio's bias toward small- and mid-cap stocks placed it in a much more vulnerable position than many of its peers during the severe correction in global markets and the subsequent "flight to quality." Smaller-cap companies felt the most severe impact of such capital outflows, as investors who remained in the emerging markets sought the relative safety of large-cap, highly liquid securities.

Second, our cautious approach to the rebounding markets of South Korea and Indonesia meant that we did not fully participate in these markets' fourth-quarter 1998 rally, detracting from relative returns. In our view, because of the tentative nature of the Korean recovery and the political upheaval in Indonesia, the inherent risks outweighed the potential rewards.

A much more benign investment environment for most of the latter half of the financial year proved more favorable to the Portfolio's performance. Our strategy maintains its slight bias toward small- and mid-cap companies. We believe that by identifying smaller, well-managed, fundamentally sound and attractively valued companies before the rest of the market recognizes their potential we can add value to the Portfolio. Interest in such stocks is beginning to improve, especially in Asia, where market liquidity has improved considerably in recent months. In addition, the Portfolio's overweight position in the outperforming Pacific Rim markets, specifically in South Korea and Thailand in the three months ended June 30, 1999, contributed to strong returns and a considerable improvement in the Portfolio's relative performance against both its benchmark and its peers.

Q: You mentioned the recovery in Asian markets as a contributing factor to improved performance. Were there any other trends that increased returns over the period?

A: The recovery in commodity prices during the final three months of the financial year proved beneficial to the emerging markets in general -- which tend to be large exporters of primary products such as metals and oil -- and to the Portfolio's performance. Recognizing the potential for a rebound in this sector at the end of March, we increased the Portfolio's exposure to companies that would profit from such a recovery. As a result, 57% of the Portfolio's holdings were in countries likely to benefit from this trend by June 30, 1999.


================================================================================
                              PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

Josephine Jimenez, CFA ................................... Sr. Portfolio Manager
Bryan Sudweeks, Ph.D., CFA ............................... Sr. Portfolio Manager
Frank Chiang ................................................. Portfolio Manager


================================================================================
                         F U N D  P E R F O R M A N C E
--------------------------------------------------------------------------------
           Average annual total returns for the period ended 6/30/99

--------------------------------------------------------------------------------

                        Montgomery Institutional Series:
                           Emerging Markets Portfolio

Since inception (12/17/93) ............................................ (3.85)%
One year ..............................................................  9.75%
Five years ............................................................ (1.64)%
--------------------------------------------------------------------------------
                        MSCI Emerging Markets Free Index

Since 12/31/93 ........................................................ (2.70)%
One year .............................................................. 28.71%
Five years ............................................................ (0.83)%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Net asset value, investment return and principal value will fluctuate, so shares, when redeemed, may be worth more or less than their original cost.



                         Growth of a $10,000 Investment


                           [LINE GRAPH APPEARS HERE]

                                          MSCI Emerging Markets                                               MSCI Emerging Markets
  Date       Emerging Markets Portfolio      Free Index/1/            Date       Emerging Markets Portfolio       Free Index/1/
  ----       --------------------------      -------------            ----       --------------------------       -------------
  12/93               $10,154                  $10,000                 1/97              $10,460                    $ 9,953
   1/94                10,036                   10,182                 2/97               10,818                     10,379
   2/94                 9,632                   10,000                 3/97               10,567                     10,106
   3/94                 9,010                    9,095                 4/97               10,575                     10,124
   4/94                 8,994                    8,913                 5/97               10,972                     10,413
   5/94                 9,284                    9,218                 6/97               11,838                     10,971
   6/94                 8,742                    8,964                 7/97               12,238                     11,134
   7/94                 9,272                    9,521                 8/97               10,980                      9,718
   8/94                10,282                   10,703                 9/97               11,386                      9,987
   9/94                10,416                   10,825                10/97                9,428                      8,348
  10/94                10,384                   10,630                11/97                9,114                      8,043
  11/94                 9,798                   10,077                12/97                9,485                      8,237
  12/94                 9,215                    9,268                 1/98                8,437                      7,591
   1/95                 8,200                    8,282                 2/98                9,009                      8,384
   2/95                 8,226                    8,070                 3/98                9,256                      8,748
   3/95                 8,172                    8,121                 4/98                9,388                      8,652
   4/95                 8,320                    8,486                 5/98                8,192                      7,467
   5/95                 8,874                    8,938                 6/98                7,333                      6,684
   6/95                 8,924                    8,964                 7/98                7,683                      6,894
   7/95                 9,179                    9,165                 8/98                5,385                      4,901
   8/95                 8,822                    8,949                 9/98                5,597                      5,212
   9/95                 8,752                    8,907                10/98                5,955                      5,761
  10/95                 8,466                    8,566                11/98                6,468                      6,240
  11/95                 8,240                    8,413                12/98                6,166                      6,149
  12/95                 8,558                    8,787                 1/99                5,989                      6,050
   1/96                 9,155                    9,412                 2/99                5,840                      6,109
   2/96                 8,964                    9,262                 3/99                6,638                      6,914
   3/96                 9,105                    9,334                 4/99                7,394                      7,769
   4/96                 9,593                    9,708                 5/99                7,233                      7,724
   5/96                 9,753                    9,664                 6/99                8,049                      8,601
   6/96                 9,830                    9,724
   7/96                 9,229                    9,060
   8/96                 9,503                    9,292
   9/96                 9,583                    9,372
  10/96                 9,383                    9,122
  11/96                 9,581                    9,275
  12/96                 9,675                    9,317

/1/ The Morgan Stanley Capital International Emerging Markets Free Index is an unmanaged, capitalization-weighted composite index that covers individual securities within the equity markets of approximately 25 emerging markets countries.

==========================
        Montgomery
   Institutional Series
--------------------------
Emerging Markets Portfolio
--------------------------
   Portfolio Highlights



================================================================================
                               TOP TEN HOLDINGS
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)

Telefonos de Mexico S.A ..................................................  3.4%
Samsung Electronics Company ..............................................  3.2%
Pohang Iron & Steel Company Ltd. .........................................  2.6%
Korea Telecom Corporation ................................................  2.4%
Samsung Display Devices Company ..........................................  2.4%
Hon Hai Precision Industry ...............................................  2.4%
Synnex Technology International Corporation ..............................  2.0%
Korea Electric Power Corporation .........................................  1.8%
Hellas Telecommunications S.A ............................................  1.8%
Taiwan Semiconductor Company Ltd. ........................................  1.7%



================================================================================
                              TOP FIVE COUNTRIES
--------------------------------------------------------------------------------
                     (as a percentage of total net assets)

Korea .................................................................... 16.1%
Brazil ................................................................... 11.2%
Mexico ................................................................... 10.2%
South Africa .............................................................  8.2%
Taiwan ...................................................................  8.1%


Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities

There are risks associated with investing in a fund of this type that invests in securities of foreign countries, such as erratic market conditions, economic and political instability, and fluctuations in currency exchange rates.

INVESTMENT REVIEW

There were a number of stocks across the emerging markets regions that boosted performance. These included low-cost copper producer Grupo Mexico (0.6% of net assets as of 6/30/99) and South Africa's Anglo American Platinum Corporation (0.5% of net assets as of 6/30/99).

Q: Where do you believe that the best opportunities are likely to be in the emerging markets in the coming year?

A: We are confident that the recovery we have seen in the emerging markets since the beginning of 1999 is likely to continue. We are especially optimistic about the prospects for Asia. The economic fundamentals of the region continue to improve, and significant progress has been made in bank reform and corporate restructuring. Although Asian markets appreciated rapidly during the second quarter, we believe that there are still some attractively valued companies whose potential has yet to be widely recognized. We particularly like the prospects for India and China. We believe that the combination of strong economic growth and a possible resolution of its conflict with Pakistan over Kashmir may boost the Indian market. Selected Chinese stocks are likely to benefit from that country's possible entry into the World Trade Organization
(WTO).

Elsewhere, in Latin America we are optimistic about the outlook for the Brazilian market. Interest rates in Brazil have fallen, and inflation is running at a rate lower than even the most optimistic analysts had predicted at the beginning of the year. In view of such rapidly improving fundamentals, we believe Brazil will outperform. We also like the prospects for selected stocks in Egypt and South Africa.

Q: How is the Portfolio currently positioned to take advantage of any opportunities?

A: The Portfolio remains overweighted in Asia, specifically in South Korea and Thai-land, but we are also researching opportunities in India and have begun to build positions in Chinese stocks that we believe may benefit from WTO membership.

In Latin America the Portfolio has an overweight position in Brazil, and we are looking for interesting opportunities in Chile. In the Middle East and Africa, we continue to like the prospects for the Portfolio's existing holdings in commodities stocks and Egyptian cellular phone services. We are optimistic that if we maintain our strong focus on asset allocation and good stock selection, we should continue to improve our relative performance against the benchmark.

                                                  ==========================
                                                          Montgomery
                                                     Institutional Series
                                                 --------------------------
                                                  Emerging Markets Portfolio
                                                 --------------------------
                                                         Investments

PORTFOLIO INVESTMENTS

June 30, 1999

 Shares                                                           Value (Note 1)
COMMON STOCKS -- 85.3%

Argentina -- 0.9%
         1     Cresud S.A. (Farming/Seeds/Milling) ..............   $          1
    30,800     Telefonica de Argentina, ADR
               (Other Telephone/Communication) ..................        966,350
                                                                    ------------
                                                                         966,351
Brazil -- 2.8%
    64,400     Cia Cervejaria Brahma, ADR
               (Non-U.S. Utilities) .............................        728,525
    69,800     Embratel Participacoes, ADR
               (Other Telephone/Communication) ..................        968,475
    46,900     Pao de Acucar, ADR (Food Chains) .................        876,444
43,856,900     Telecomunicacoes Brasileiras S.A.+
               (Other Telephone/Communication) ..................        348,950
                                                                    ------------
                                                                       2,922,394
Chile -- 0.7%
    30,000     Cia de Telecom Chile de S.A., ADR
               (Other Telephone/Communication) ..................        742,500

China/Hong Kong -- 1.8%
    48,000     Cheung Kong (Holdings) Ltd.
               (Real Estate) ....................................        426,898
     5,000     China Telecom Ltd. ADR+
               (Other Telephone/Communication) ..................        285,000
   926,000     Cosco Pacific Ltd.
               (Marine Transportation) ..........................        769,847
    10,800     HSBC Holdings PLC
               (Non-U.S. Banks) .................................        393,952
                                                                    ------------
                                                                       1,875,697
Czech Republic -- 0.8%
    23,050     Ceske Radiokomunikace, GDR+
               (Other Telephone/Communication) ......................    795,225

Egypt -- 2.6%
    41,900     Al-Ahram Beverages Company, GDR+
               (Alcoholic Beverages) ................................  1,191,008
    65,398     Egyptian Mobile Phone Network
               (Cellular Telephone) .................................  1,473,787
       400     Tourah Portland Cement Company
               (Building Materials) .................................      7,031
                                                                    ------------
                                                                       2,671,826

Greece -- 3.2%
    23,455     Alpha Credit Bank (Non-U.S. Banks) ...............      1,513,899
    81,800     Hellas Telecommunications S.A., ADR+
               (Other Telephone/Communication) ..................      1,830,275
                                                                    ------------
                                                                       3,344,174
Hungary -- 1.7%
    10,700     Borsodchem Rt. (Paints/Coatings) .................        261,186
    14,900     EGIS Rt. (Other Pharmaceuticals) .................        356,927
    10,800     Mol Magyar Olaj-es Gazipari Rt.
               (Integrated Oil Companies) .......................        260,499
    21,600     Mol Magyar Olaj-es Gazipari Rt., GDR
               (Integrated Oil Companies) .......................        517,320
     8,180     OTP Bank Rt. (Non-U.S. Banks) ....................        341,475
                                                                    ------------
                                                                       1,737,407

India -- 8.1%
    96,110     Bajaj Auto Ltd. (Motor Vehicles) ...................    1,197,915
       200     BSES Ltd. (Non-U.S. Utilities) .....................          687
       414     Castrol (India) Ltd.
               (Oil Refining/Marketing) ...........................        3,961
    43,200     Dr. Reddy's Laboratories Ltd.
               (Generic Drugs) ....................................      829,165
        50     Hindustan Lever Ltd.
               (Packaged Goods/Cosmetics) .........................        2,742
   115,700     Hindustan Petroleum Corporation Ltd.
               (Oil Refining/Marketing) ...........................      662,399
    29,200     Housing Development and Finance
               Corporation (Finance Companies) ....................    1,494,814
        56     Indian Hotels Company Ltd. (Lodging) ...............          449
    68,950     ITC Ltd. (Tobacco) .................................    1,740,231
   186,800     Mahanagar Telephone Nigam Ltd.
               (Other Telephone/Communication) ....................      800,479
       100     Oil & Natural Gas Corporation Ltd.
               (Integrated Oil Companies) .........................          352
    28,800     Satyam Computer
               (Computer Software) ................................      841,308
       150     State Bank of India
               (Non-U.S. Banks) ...................................          819
    60,800     Videsh Sanchar Nigam Ltd., GDR
               (Other Telephone/Communication) ....................      779,000
                                                                    ------------
                                                                       8,354,321

Indonesia -- 2.9%
    37,400     Asia Pulp & Paper Company Ltd. ADR+
               (Paper) ............................................      359,975
    49,700     Gulf Indonesia Resources Ltd.+
               (Oil & Gas Production) .............................      571,550
 1,534,400     PT Indah Kiat Pulp & Paper Corporation
               (Paper) ............................................      709,037
   550,000     PT Indofood Sukses Makmur Tbk+
               (Food Distributors) ................................      746,570
   990,360     PT Telekomunikasi Indonesia
               (Other Telephone/Communication) ....................      572,049
                                                                    ------------
                                                                       2,959,181

The accompanying notes are an integral part of these financial statements.

==========================
        Montgomery
   Institutional Series
--------------------------
Emerging Markets Portfolio
--------------------------
       Investments

   Shares                                                         Value (Note 1)

COMMON STOCKS -- continued

Israel -- 3.3%
   641,100     Bank Leumi Le-Israel
               (Non-U.S. Banks) .............................       $  1,212,111
   127,820     Bezeq Israeli Telecommunication
               Corporation Ltd.+
               (Other Telephone/Communication) ..............            514,949
    10,300     Koor Industries Ltd.
               (Multi-Sector Companies) .....................          1,188,113
        13     Makhteshim-Agan Industries Ltd.+
               (Specialty Chemicals) ........................                 29
   172,910     Supersol Ltd. (Food Chains) ..................            508,160
                                                                    ------------
                                                                       3,423,362

Korea -- 16.1%
    60,300     Hyundai Motor Company
               (Automotive Aftermarket) .....................          1,430,009
    37,000     Kookmin Bank (Non-U.S. Banks) ................            751,188
    93,400     Korea Electric Power Corporation ADR
               (Non-U.S. Utilities) .........................          1,914,700
    37,300     Korea Telecom Corporation
               (Other Telephone/Communication) ..............          2,474,851
     1,000     Korea Telecom Corporation ADR+
               (Other Telephone/Communication) ..............             40,000
    26,400     LG Chemical Ltd. (Major Chemicals) ...........            718,445
    22,660     Pohang Iron & Steel Company Ltd.
               (Steel/Iron Ore) .............................          2,728,939
    45,000     Samsung Display Devices Company
               (Industrial Specialties) .....................          2,449,244
    30,226     Samsung Electronics Company
               (Diversified Electronic Products) ............          3,316,373
        31     Samsung Electronics Ltd., GDR
               (Diversified Electronic Products) ............              1,660
    17,041     Sindo Ricoh Company
               (Office Equipment/Supplies) ..................            912,779
                                                                    ------------
                                                                      16,738,188

Malaysia -- 3.8%
 2,461,000      Public Bank Berhad (Non-U.S. Banks) .............      1,590,903
   818,000      Tenaga Nasional Berhad
                (Non-U.S. Utilities) ............................      1,601,016
   197,000      YTL Corporation Berhad
                (Engineering and Construction) ..................        352,525
   443,000      YTL Power International Berhad
                (Non-U.S. Utilities) ............................        360,694
                                                                    ------------
                                                                       3,905,138

Mexico -- 10.2%
   353,140      Corporacion Interamericana Entertainment
                S.A., Series B+ (Movies/Entertainment) ..........      1,148,651
    41,400      Fomento Economico Mexicano S.A. de
                C.V., ADR Series B (Soft Drinks) ................      1,650,825
   297,000      Grupo Carso S.A., Series A+ (Textiles) ..........      1,377,364
   636,000      Grupo Financiero Banamex Accival S.A
                de C.V.+ (Non-U.S. Banks) .......................      1,606,368
   255,000      Grupo Industrial Bimbo S.A. de C.V.
                (Specialty Foods/Candy) .........................        565,584
   134,000      Grupo Mexico S.A., Series B
                (Other Metals/Minerals) .........................        570,243
    41,100      Grupo Radio Central S.A. de C.V., ADR
                (Broadcasting) ..................................        215,775
    43,200      Telefonos de Mexico S.A., ADR
                (Other Telephone/Communication) .................      3,491,100
                                                                    ------------
                                                                      10,625,910

Morocco -- 0.0%#
         2      Banque Marocaine do Commerce Exterieur
                Series B+ (Non-U.S. Banks) ......................             43

Peru -- 0.9%
    28,300      Compania de Minas Buenaventura ADR
                Series B (Precious Metals) ......................        433,344
    18,700      Credicorp Ltd. (Non-U.S. Banks) .................        205,700
    22,800      Telefonica del Peru S.A., ADR
                (Other Telephone/Communication) .................        344,850
                                                                    ------------
                                                                         983,894

Philippines -- 1.8%
   824,000      Ayala Corporation
                (Multi-Sector Companies) ......................          271,231
    74,800      Bank of the Philippine Islands
                (Non-U.S. Banks) ..............................          267,882
   210,100      Manila Electric Company, Series B
                (Non-U.S. Utilities) ..........................          757,964
    17,843      Philippine Long Distance Telephone
                Company ADR, Series B
                (Other Telephone/Communication) ...............          537,520
                                                                    ------------
                                                                       1,834,597

Poland -- 1.2%
     4,900      Agora S.A., GDR, Series B+
                (Broadcasting) ................................           57,085
    28,600      Elektrim Spolka Akcyjna S.A.
                (Wholesale Distributors) ......................          403,893
    24,300      Prokom Software, GDR, Series B
                (EDP Services) ................................          398,520
    53,500      Telekomunikacja Polska, GDR+
                (Other Telephone/Communication) ...............          377,175
                                                                    ------------
                                                                       1,236,673

Singapore -- 0.6%
     6,700      Pacific Internet Ltd. Series B+
                (Internet Services) ............................         319,716
    16,200      Singapore Press Holdings Ltd.
                (Newspapers) ...................................         275,971
                                                                    ------------
                                                                         595,687

South Africa -- 8.2%
    46,800      ABSA Group Ltd. (Finance Companies) ............         264,847
    23,500      Anglo American Platinum Corporation
                Ltd., Series B (Precious Metals) ...............         548,314

The accompanying notes are an integral part of these financial statements.

                                                  ==========================
                                                          Montgomery
                                                     Institutional Series
                                                 --------------------------
                                                  Emerging Markets Portfolio
                                                 --------------------------
                                                          Investments

   Shares                                                         Value (Note 1)

COMMON STOCKS -- continued
South Africa -- continued
      5,134     Anglo American PLC+ (FinanceCompanies) ..........    $   239,918
     17,000     AngloGold Ltd. (Precious Metals) ................        732,455
  1,161,916     B.O.E. Corporation Ltd., "N" Shares, Series
                B (Investment Managers) .........................        924,219
    194,025     Barlow Ltd. (Multi-Sector Companies) ............      1,118,911
     52,000     De Beers Centenary AG
                (Other Metals/Minerals) .........................      1,246,035
     33,242     Liberty International PLC
                (Life Insurance) ................................        220,071
     71,298     Liberty Life Association of Africa Ltd.
                (Life Insurance) ................................        913,304
  1,041,000     Molope Group Ltd., "N" Shares+
                (Diversified Commercial Services) ...............        586,527
     11,000     Nedcor Bank Ltd., Series B
                (Non-U.S. Banks) ................................        249,002
      5,337     Pepsi International Bottlers (a)(S)
                (Soft Drinks) ...................................         44,991
    137,711     Sasol Ltd. (Coal Mining) ........................        982,428
    267,792     Wooltru, Ltd. "N" Shares, Series B
                (Food Chains) ...................................        434,893
                                                                     -----------
                                                                       8,505,915

Taiwan -- 8.1%
  1,498,500     China Steel Corporation, Series B
                (Steel/Iron Ore) ................................      1,131,994
    718,000     Far East Textile Ltd., Series B+ (Textiles) .....      1,066,997
    270,000     Hon Hai Precision Industry+
                (Electronic Data Processing) ....................      2,440,867
    389,636     Synnex Technology International Corporation
                (Diversified Electronic Products) ...............      2,026,590
    459,988     Taiwan Semiconductor Company Ltd.+
                (Electronic Production Equipment) ...............      1,758,777
                                                                     -----------
                                                                       8,425,225

Thailand -- 3.0%
  1,243,000     Industrial Finance of Thailand, Series B
                (Finance Companies) .............................        791,935
        400     Krung Thai Bank Public Company Ltd.
                (Non-U.S. Banks) ................................            266
    144,000     PTT Exploration and Production Public
                Company Ltd. (F) (Oil & Gas Production) .........      1,100,935
    387,100     Thai Farmers Bank Public Company Ltd.
                (Non-U.S. Banks) ................................      1,196,405
                                                                     -----------
                                                                       3,089,541

Turkey -- 2.6%
    461,500     Migros Turk T.A.S. (Food Chains) ................        574,604
 19,450,000     Haci Omer Sabanci Holding A.S.
                (Real Estate) ...................................        433,596
  5,246,000     Tupras-Turkie Petrol Rafinerileri Ltd. (F)
                (Oil Refining/Marketing) ........................        348,357
 24,312,600     Turkiye Is Bankasi, Class C
                (Non-U.S. Banks) ................................        432,444
 61,985,332     Yapi Ve Kredi Bankasi A.S.
                (Non-U.S. Banks) ................................        896,719
                                                                     -----------
                                                                       2,685,720

TOTAL COMMON STOCKS
(Cost $71,208,110)...............................................     88,418,969
                                                                     -----------

PREFERRED STOCKS -- 9.6%
Brazil -- 8.4%
105,200,000     Banco do Brasil S.A. Ltd. (F)
                (Non-U.S. Banks) ................................        551,713
 10,300,000     Banco do Estado de Sao Paulo S.A. Banespa
                Ltd. (F) (Non-U.S. Banks) .......................        438,310
 38,361,114     Cia Energetica de Minas Gerais
                (Non-U.S. Utilities) ............................        806,462
122,002,000     Cia Paranaense de Energi
                (Non-U.S. Utilities) ............................        992,839
    880,000     Itausa Investimentos Itau
                (Multi-Sector Companies) ........................        462,504
 10,975,000     Petroleo Brasileiro S.A. Ltd. (F)
                (Integrated Oil Companies) ......................      1,699,435
    138,714     Telec de Minas Gerais Ltd. (F)
                (Other Telephone/Communication) .................          3,442
  9,350,836     Telec de Sao Paulo S.A.--Telesp
                (Other Telephone/Communication) .................      1,104,450
          1     Telec do Rio Janeiro S.A.+
                (Other Telephone/Communication) .................              -
  1,291,545     Telecel-Comunicacoes Pessoais S.A.
                (Cellular Telephone) ............................         72,989
 12,437,860     Telesp Celular S.A., Series B
                (Cellular Telephone) ............................        646,670
    262,000     Uninas Sider Minas Gerais
                (Steel/Iron Ore) ................................        882,464
     86,200     Usinas Sider Minas Gerais, GDR Ltd. (F)
                (Steel/Iron Ore) ................................        290,337
     41,800     Vale do Rio Doce Series "A" Ltd. (F)
                (Other Metals/Minerals) .........................        826,787
    142,956     Vale do Rio Doce Series "B" Ltd. (F)
                (Other Metals/Minerals) .........................              1
                                                                     -----------
                                                                       8,778,403

Russia -- 0.9%
    126,000     LukOil Company, ADR
                (Integrated Oil Companies) ......................        913,500

Thailand -- 0.3%
    194,000     Siam Commercial Bank+
                (Non-U.S. Banks) ................................        276,128

TOTAL PREFERRED STOCKS
(Cost $9,842,427) ...............................................      9,968,031
                                                                     -----------

The accompanying notes are an integral part of these financial statements.

==========================
        Montgomery
   Institutional Series
--------------------------
Emerging Markets Portfolio
--------------------------
       Investments

Shares                                                            Value (Note 1)

WARRANTS -- 0.3%
Philippines -- 0.3%
   658,000      Jollibee Food Company, Warrants,
                Expire 02/24/03+ (Restaurants)
                (Cost $322,197) .................................$       337,880
                                                                     -----------
TOTAL INVESTMENTS -- 95.2%
(Cost $81,372,734*) .............................................     98,724,880

OTHER ASSETS AND LIABILITIES -- 4.8%
(Net) ...........................................................      4,936,015
                                                                     -----------

NET ASSETS -- 100.0% ............................................$   103,660,895
                                                                     ===========
*   Aggregate cost for federal tax purposes was $83,639,606.
(S) Valued in good faith using procedures approved by the Board of Trustees.
+   Non-income-producing security.
#   Amount represents less then 0.1% of net assets.

Abbreviations
ADR  American Depositary Receipt
(F)  Foreign or Alien Shares
GDR  Global Depositary Receipt

(a) Restricted security: At June 30, 1999, the Portfolio owned the following restricted security, constituting less than .05% of net assets, which may not be publicly sold without registration under the Securities Act of 1933 (note 1). Additional information on the securities is as follows:

Security                    Acquisition Date   Shares    Cost    Value per Share
--------------------------------------------------------------------------------

Pepsi International Bottlers    12/27/95        5,337   $160,110      $8.43

The accompanying notes are an integral part of these financial statements.

                                                         =======================
                                                                 Montgomery
                                                            Institutional Series
                                                         -----------------------
                                                               Statement of
                                                          Assets and Liabilities
                                                         -----------------------
                                                               June 30, 1999

Assets:                                               Emerging Markets Portfolio
--------------------------------------------------------------------------------
Investment in securities, at value (note 1) ...............        $ 98,724,880
Foreign currency, at value (Cost $3,798,760) ..............           3,794,617
Receivables:
     Investment securities sold ...........................           4,398,646
     Dividends ............................................             532,145
     Expenses absorbed by Manager (note 2) ................             120,167
     Other ................................................              34,000
                                                                   ------------
Total Assets                                                        107,604,455
                                                                   ------------

Liabilities:
--------------------------------------------------------------------------------
Forward foreign-currency exchange contracts:
     Net unrealized depreciation of forward
      foreign-currency exchange contracts (note 3) ........               7,368
Payables:
     Cash overdrafts payable to custodian .................           2,880,072
     Investment securities purchased ......................             519,620
     Custodian fees .......................................             200,240
     Loans payable ........................................             200,000
     Accounting fees ......................................              12,433
     Administration fees (note 2) .........................              50,044
     Trustees' fees and expenses (note 2) .................               2,850
     Transfer agency and servicing fees ...................                 655
     Other accrued liabilities and expenses................              70,278
                                                                   ------------
     Total Liabilities                                                3,943,560
                                                                   ------------
Net Assets                                                         $103,660,895
Investments at identified cost ............................        $ 81,372,734

Net Assets Consist of:
--------------------------------------------------------------------------------
Accumulated net investment loss ...........................        $   (991,799)
Accumulated net realized gain/(loss) on securities sold,
     forward foreign-currency exchange contracts and
     foreign-currency transactions ........................         (72,630,882)
Net unrealized appreciation of investments, forward
     foreign-currency exchange contracts, foreign-currency
     transactions, and other assets .......................          17,274,903
Shares of beneficial interest .............................              26,547
Additional paid-in capital ................................         159,982,126
                                                                   ------------
Net Assets                                                         $103,660,895

Net Assets:
--------------------------------------------------------------------------------
Net Assets ................................................        $103,660,895
Number of Portfolio shares outstanding ....................           2,654,716
Net asset value, offering and redemption
     price per share outstanding ..........................        $      39.05
                                                                   ------------
Maximum offering price per share (note 4) ($39.05/.9925)
     (based on maximum investment expense reimbursement
     fee of 0.75% of the offering price) ..................        $      39.35
                                                                   ------------



                                                                               7
The accompanying notes are an integral part of these financial statements.

========================
      Montgomery
  Institutional Series
------------------------
Statement of Operations
------------------------
Year Ended June 30, 1999

Net Investment Income:                                Emerging Markets Portfolio
--------------------------------------------------------------------------------
Investment Income:
Interest .................................................     $        --
Dividends (net of foreign withholding taxes of $204,202)..       3,298,231
                                                               -----------
Total Income                                                     3,298,231
                                                               -----------

Expenses:
Management fee (note 2) ..................................       2,664,737
Custodian fee ............................................         395,192
Interest expense .........................................         111,698
Administration fee (note 2) ..............................          75,002
Accounting expenses ......................................          74,449
Legal and audit fees .....................................          37,540
Registration fees ........................................          17,111
Trustees' fees (note 2) ..................................           9,909
Transfer agency and servicing fees .......................           4,245
Printing fees ............................................           3,592
Taxes expense ............................................         186,925
Amortization of organization expenses (note 1) ...........           3,848
Other ....................................................          41,207
                                                               -----------
Total Expenses                                                   3,625,455
Fees deferred and/or expenses absorbed by Manager (note 2)      (1,449,058)
                                                               -----------
Net Expenses                                                     2,176,397
                                                               -----------
Net Investment Income                                            1,121,834
                                                               -----------

Net Realized and Unrealized Gain/(Loss) on Investments:
--------------------------------------------------------------------------------
Net realized loss from:
   Securities transactions ...............................     (40,803,907)
   Foreign-currency transactions and other assets ........      (2,298,235)
                                                               -----------
Net Realized Loss on Investments                               (43,102,142)

Net change in unrealized appreciation/(depreciation) of:
   Securities ............................................      48,302,460
   Forward foreign currency exchange contracts ...........          (8,293)
   Foreign-currency transactions and other assets ........         (65,204)
                                                               -----------
Net Unrealized Appreciation of Investments                      48,228,963
                                                               -----------

Net Realized and Unrealized Gain on Investments                  5,126,821
                                                               -----------
Net Increase in Net Assets Resulting from Operations           $ 6,248,655
                                                               -----------

The accompanying notes are an integral part of these financial statements.

                                                 ==========================
                                                          Montgomery
                                                     Institutional Series
                                                 --------------------------
                                                          Statement of
                                                     Changes in Net Assets
                                                 --------------------------

                                                    Emerging Markets Portfolio
--------------------------------------------------------------------------------
                                                   Year Ended       Year Ended
Increase/(Decrease) in Net Assets from Operations:   6/30/99          6/30/98
--------------------------------------------------------------------------------
Net investment income ........................... $  1,121,834    $   2,566,382
Net realized loss on securities, forward foreign-
   currency exchange contracts, futures contracts,
   foreign currency transactions and other assets
   during the period ............................  (43,102,142)     (29,436,439)
Net unrealized appreciation/(depreciation) of
   securities, forward foreign-currency exchange
   contracts, foreign currency transactions and
   other assets during the period ...............   48,228,963      (95,233,904)
                                                  ------------    -------------
Net Increase/(Decrease) in Net Assets Resulting
   from Operations ..............................    6,248,655     (122,103,961)

Distributions to Shareholders:
--------------------------------------------------------------------------------
Distributions to shareholders from net investment
   income .......................................           --       (3,559,976)
Distributions to shareholders in excess of net
   investment income ............................      (12,952)              --
Distributions to shareholders from net realized
   gains on investments .........................           --         (854,895)
--------------------------------------------------------------------------------
Total Distributions to Shareholders .............      (12,952)      (4,414,871)

Beneficial Interest Transactions:
--------------------------------------------------------------------------------
Net decrease from beneficial interest transactions
   (note 4) ..................................... (100,152,917)     (10,083,756)
                                                  ------------    -------------
Net Increase/(Decrease) in Net Assets ...........  (93,917,214)    (136,602,588)

Net Assets:
--------------------------------------------------------------------------------
Beginning of Period .............................  197,578,109      334,180,697
End of Period ..................................  $103,660,895    $ 197,578,109
Accumulated Net Investment Loss/(Distributions In
   Excess of Net Investment Income) ............. $   (991,799)   $    (196,482)



The accompanying notes are an integral part of these financial statements.

=======================
     Montgomery
Institutional Series
-----------------------
Financial Highlights
-----------------------

                                                                                  Emerging Markets Portfolio

Selected Per-Share Data for the Year Ended:                                        Fiscal Year Ended June 30,
                                                                   ----------------------------------------------------------
                                                                     1999          1998         1997        1996      1995++
Net Asset Value--Beginning of Period ........................... $   35.61     $   58.52    $   49.09  $   44.61   $   43.71
-----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) ....................................     0.38          0.32         0.43       0.50        0.13
Net realized and unrealized gain/(loss) on investments ..........     3.06        (22.44)        9.46       3.93        0.67
-----------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting
    from investment operations ..................................     3.44        (22.12)        9.89       4.43        0.80
-----------------------------------------------------------------------------------------------------------------------------
Effect of redemption expense reimbursement fee    ...............       --            --         0.02       0.09        0.11
-----------------------------------------------------------------------------------------------------------------------------
Distributions:
Dividends from net investment income ............................       --         (0.64)       (0.48)     (0.04)      (0.01)
Dividends in excess of net investment income ....................     0.00(S)         --           --         --          --
Distributions from net realized capital gains ...................       --         (0.15)          --         --          --
-----------------------------------------------------------------------------------------------------------------------------
Total distributions .............................................       --         (0.79)       (0.48)     (0.04)      (0.01)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value--End of Period                                   $   39.05     $   35.61    $   58.52  $   49.09   $   44.61
-----------------------------------------------------------------------------------------------------------------------------
Total Return* ...................................................     9.75%       (38.05)%      20.45%     10.14%       2.09%
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets/Supplemental Data:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in 000s) ...............................$ 103,661     $ 197,578    $ 334,181  $ 270,878   $ 186,666
-----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income/(loss) to average net assets .....     0.79%         0.96%        0.86%      1.16%       0.29%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income/(loss) before deferral of fees by Manager  $   (0.11)    $    0.03    $    0.26  $    0.33   $   (0.05)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate  ........................................      115%          104%          85%        88%        101%
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio including interest and tax expense ................     1.45%         1.25%        1.26%      1.29%       1.40%
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio before deferral of fees by Manager,
including interest and tax expense ..............................     2.42%         1.66%        1.61%      1.70%       1.79%
-----------------------------------------------------------------------------------------------------------------------------
Expense ratio excluding interest and tax expense ................     1.25%         1.25%        1.26%      1.29%       1.40%
-----------------------------------------------------------------------------------------------------------------------------

*   Total return represents aggregate total return for the periods indicated.
++ Per-share numbers have been calculated using the average share method, which more appropriately represents the per-share data for the period, since the use of the undistributed income method did not accord with results of operations.
(S) Amount represents less than $0.01 per share.

  The accompanying notes are an integral part of these financial statements.

                                                       =======================
                                                           The Montgomery
                                                              Funds II
                                                       -----------------------
                                                                Notes
                                                       -----------------------
                                                       to Financial Statements

The Montgomery Funds II (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Trust was organized as a Delaware business trust on September 8, 1993, and commenced operations with the Montgomery Institutional
Series: Emerging Markets Portfolio. As of June 30, 1999, the Trust had seven publicly offered series: Montgomery U.S. Asset Allocation Fund, Montgomery Global Long-Short Fund, Montgomery Institutional Series: Emerging Markets Focus Portfolio, Montgomery Institutional Series: Small Cap Systematic Value Portfolio, Montgomery Institutional Series: Macro Cap Systematic Value Portfolio, Montgomery Institutional Series: Emerging Markets Portfolio, and Montgomery Institutional Series: International Growth Portfolio. Prior to the public offerings of shares of each fund, a limited number of shares were sold in private placement offerings. Otherwise, no Fund had any significant operations prior to the date on which it commenced operations (i.e., commenced selling shares to the public). Information presented in these financial statements pertains only to the Montgomery Institutional Series: Emerging Markets Portfolio (the "Fund"). The financial statements for the other Funds in the Trust have been presented under separate covers.

1. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies.

a. Portfolio Valuation
Portfolio securities are valued using current market valuations: either the last reported sale price or, in the case of securities for which there is no reported last sale and in the case of fixed-income securities, the mean between the closing bid and ask prices.

Portfolio securities that are traded primarily on foreign securities exchanges or for which market quotations are readily available are generally valued at the last reported sale price on the respective exchanges or markets; except that when an occurrence subsequent to the time that a value was so established is likely to have changed said value, the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates. Securities traded on the over-the-counter market or on the NASDAQ national market are valued at the mean between the last available bid and ask prices prior to the time of valuation.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in accordance with methods authorized by the Trust's Board of Trustees. Short-term securities with maturities of 60 days or less are carried at amortized cost, which approximates market value.

b. Repurchase Agreements
The Fund may engage in repurchase agreements individually or jointly through a joint repurchase account with other series of the Trust and affiliated series of another registered investment company pursuant to a joint repurchase agreement. Under the terms of a typical repurchase agreement, the Fund takes possession of a government debt obligation as collateral. The Fund also agrees with the counterparty to allow the counterparty to repurchase, and the Fund to resell, the obligation at a specified date and price, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities, during the period in which the Fund seeks to assert its rights. The Fund's Manager, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks. The Fund may also participate on an individual or joint basis in tri-party repurchase agreements that involve a counterparty and a custodian bank.

c. Foreign Currency
The accounting records of the Fund are maintained in U.S. Dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. Dollars at the exchange rate each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. Dollars at the exchange rate in effect on the date of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign-currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain (loss) and unrealized appreciation (depreciation) from investments.

d. Forward Foreign Currency-Exchange Contracts
The Fund may engage in forward foreign-currency exchange contracts ("forward contracts") as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies. A forward contract is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies, and unrealized gain (loss) is recorded daily. Realized and unrealized gains and losses that represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign-currency-related transactions.

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their

=======================
    The Montgomery
       Funds II
-----------------------
        Notes
-----------------------
to Financial Statements

contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

e. Dividends and Distributions
Dividends from net investment income of the Fund are declared and paid annually. Distributions of any short-term capital gains earned by the Fund are distributed at least annually. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital-gain distributions are determined in accordance with income-tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

Permanent book and tax differences incurred during the year ended June 30, 1999, resulting in reclassification of $1,904,199 to decrease undistributed net investment income, $1,904,198 to increase accumulated net realized gain (loss) and $1 to increase paid-in capital.

f. Securities Transactions and Investment Income
Securities transactions are recorded on a trade date basis (date the order to buy or sell is executed). Interest income is accrued daily and includes amortization of premium and accretion of discount on investments. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

g. Federal Income Taxes
The Fund has elected and qualified, and it is the intention of the Fund to continue to qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code and to make distributions of taxable income to shareholders sufficient to relieve the Fund of all or substantially all federal income taxes. Therefore no federal income-tax or excise-tax provision has been provided.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which it invests.

h. Organization Costs
Expenses incurred in connection with the organization of the Fund were amortized on a straight-line basis over a period of five years from the commencement of operations.

i. Expenses
General expenses of the Trust are allocated to the Fund, and other series of the Trust based on relative net assets. Operating expenses directly attributable to the Fund are charged to the Fund's operations.

2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES:

a. Montgomery Asset Management, LLC, is the Fund's Manager (the "Manager"). The Manager, a Delaware limited liability company, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. The Manager is a subsidiary of Commerzbank AG.

Pursuant to Investment Management Agreement (the "Agreement") between the Manager and the Trust with respect to the Fund, the Manager provides the Fund with advice on buying and selling securities, manages the investments of the Fund including the placement of orders for portfolio transactions, furnishes the Fund with office space and certain administrative services, and provides the personnel needed by the Trust with respect to the Manager's responsibilities under the Agreement. Under an Operating Expense Agreement with the Trust, the Manager has agreed to reduce some or all of its management fee or absorb Fund expenses if necessary to keep the Fund's annual operating expenses, exclusive of Rule 12b-1 fees, dividend expense, interest, extraordinary expenses and taxes, at or below 1.25% of the Fund's average net assets. Any reductions or absorptions made to the Fund by the Manager are subject to recovery within the following three years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable expense limitations. The Operating Expense Agreement has a rolling 10-year term, extendable for one year at the end of each fiscal year.

As compensation the Fund has accrued a monthly management fee (accrued daily) based on the average daily net assets of the Fund. The contractual management fee annual rate was 1.05%. The effective management fee annual rate including current year accrued fees and recoupment of prior year deferral, but not including the effect of current year fee deferral or expense absorption; and management fee annual rate including the effects of fees reduced were 1.78% and 0.81% respectively.

The Manager recouped previously deferred fees and/or absorbed expenses during the year ended June 30, 1999 of $1,090,011. This amount has been included with current annual management fees in the Statement of Operations and are part of the effective management fee shown.

For the year ended June 30, 1999, the Manager has deferred fees and/or absorbed expenses and has deferred management fees and absorbed expenses subject to recoupment totaling $1,449,058.

b. Montgomery Asset Management, LLC, serves as the Fund's administrator (the "Administrator"). The Administrator performs

                                                         =======================
                                                             The Montgomery
                                                                Funds II
                                                         -----------------------
                                                                  Notes
                                                         -----------------------
                                                         to Financial Statements

services with regard to various aspects of the Fund's administrative operations. As compensation, the Fund pays the Administrator a monthly fee (accrued daily) at an annual rate of 0.05% of average daily net assets.

c. Certain officers and Trustees of the Trust are, with respect to the Trust's Manager and/or principal underwriter, "affiliated persons" as defined in the 1940 Act. Each Trustee who is not an affiliated person will receive an annual retainer and quarterly meeting fee totaling $55,000 per annum, as well as reimbursement for expenses, for services as a Trustee of all Trusts advised by the Manager ($15,000 of which will be allocated to The Montgomery Funds II).

3. SECURITIES TRANSACTIONS:

a. The aggregate amount of purchases and sales of investment securities, other than short-term securities, for the year ended June 30, 1999, were $164,825,374 and $262,741,042, respectively.

b. At June 30, 1999, cost for federal income tax purposes was $83,639,606, aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value for federal income tax purposes were $18,678,814 and $3,593,540, respectively.

c. The schedule of forward foreign-currency exchange contracts at June 30, 1999 was as follows:

Foreign-Currency                                                  Net Unrealized
     Amount               Settlement Date   In Exchange for (US$)  Depreciation
--------------------------------------------------------------------------------
Forward Foreign-Currency Exchange Contracts to Deliver
6,892,382 Mexican Pesos       07/01/99            $  731,442          $(3,207)
2,383,160 Mexican Pesos       07/02/99               252,909           (1,135)
4,706,669 South African Rand  07/01/99               779,960           (3,026)
                                                  ----------          -------
          Net Unrealized Depreciation             $1,764,311          $(7,368)
                                                  ==========          =======

d. Under an unsecured Revolving Credit Agreement with Deutsche Bank, New York, the Fund, along with other Funds of The Montgomery Funds, The Montgomery Funds II and The Montgomery Funds III, may for one year starting August 13, 1998, borrow (consistent with applicable law and its investment policies) up to 10% of its net asset value, provided that the aggregate funds borrowed do not exceed $175,000,000. The Fund pays its pro-rata share of the quarterly commitment fee of 0.08% per annum of the unutilized credit line balance. For the year ended June 30, 1999, borrowings under this agreement were as follows:

                                  Amount
                              Outstanding at  Average Amount        Maximum          Average                    Average Debt
Fund                             6/30/99        Outstanding     Debt Outstanding  Interest Rate   Average Shares  per Share
-----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio      $ 200,000       $7,752,941       $ 29,400,000         5.40%          4,101,911       $1.89

4. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST:

The Trust has authorized an unlimited number of shares of beneficial interest which have a par value of $0.01. Transactions in shares of beneficial interest for the periods indicated below were:


                                       Year Ended 6/30/99        Year Ended 6/30/98

                                      Shares      Dollars       Shares     Dollars
---------------------------------------------------------------------------------------
Sold                                 111,839  $   3,452,857     839,837  $ 46,214,845
Issued as reinvestment of dividends      300          8,857      73,789     3,279,907
Redeemed                          (3,006,528)  (103,614,631) (1,075,255)  (59,578,508)
---------------------------------------------------------------------------------------
Net increase/(decrease)           (2,894,389) $(100,152,917)   (161,629) $(10,083,756)
---------------------------------------------------------------------------------------

To the extent consistent with certain tax requirements, investment expense reimbursement fees and redemption expense reimbursement fees of 0.75% may be imposed on the purchase or redemption of Fund shares. Payment of such fees reflected in the dollar amounts above are paid in cash. This adjustment is not a sales charge. It is kept in the Fund for the benefit of all shareholders. The purpose of the adjustment is to prevent the performance of the Fund from being adversely affected by the transaction costs created by the investment of cash received by the Fund or the sale of securities to obtain cash.

========================
    The Montgomery
       Funds II
-----------------------
        Notes
-----------------------
to Financial Statements

5. FOREIGN SECURITIES:

The Fund purchases securities on foreign securities exchanges. Securities of foreign companies and foreign governments involve risks and considerations not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies, less-reliable information about issuers, different securities transactions clearance and settlement practices, and potential future adverse political and economic developments.

These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

6. CAPITAL LOSS CARRYFORWARDS:

At June 30, 1999, the Fund had available for federal tax purposes unused capital losses as follows:

                      Expiring in 2006  Expiring in 2007
                 --------------------------------------------
                         $17,750,209       $41,909,046

Under current tax law, net capital and currency losses realized after October 31, 1998, may be deferred and treated as occurring on the first day of the following fiscal year ended June 30, 1999. The Fund elected to defer losses totaling $12,920,359 occurring between November 1, 1998, and June 30, 1999. No losses deferred in prior years were utilized during the current fiscal year.

                                                           ====================
                                                                Montgomery
                                                           Institutional Series
                                                           --------------------
                                                                Independent
                                                              Auditors' Report
                                                           --------------------

To the Board of Trustees and the Shareholders of The Montgomery Funds II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Montgomery Institutional Series:
Emerging Markets Portfolio (a portfolio of The Montgomery Funds II, the "Fund") at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets and financial highlig hts for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perfor m the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

The financial highlights of the Fund for the periods preceding July 1, 1997 were audited by other independent accountants whose report dated August 8, 1997 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP
San Francisco, CA
August 18, 1999

====================
    Montgomery
Institutional Series
--------------------
  Tax Information
--------------------
   (Unaudited)

For the fiscal year ended June 30, 1999, foreign income and foreign taxes paid relating to foreign sources and possessions in the United States on a per share basis, were as follows:

                                                     Foreign      Foreign
                                                      Income       Taxes
--------------------------------------------------------------------------------
Emerging Markets Portfolio .....................     $1.3369      $0.0769

The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and capital gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

16
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[GRAPHIC APPEARS HERE]
   Invest wisely(SM)
The Montgomery Funds(SM)
  101 California Street
San Francisco, CA 94111-9361



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  800.232.2197 x6032
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www.montgomeryasset.com
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